Acquisition and Other (Tables)	12 Months Ended
Dec. 31, 2025
Disclosure of detailed information about business combination [abstract]
Schedule of fair values of identifiable assets and liabilities acquired
The fair values of the identifiable assets and liabilities acquired were:

As at July 15, 2025
Intangible assets and Goodwill(1)	$448
Net assets	60
Deferred tax liabilities	(8)
Total identifiable net assets at fair value	500
Non-controlling interests(2)	(221)
Existing ownership interest remeasured to fair value	(224)
Total consideration	$55

(1)    Goodwill primarily reflects the expected growth of the business. Goodwill is not tax deductible.
(2) We have elected to measure NCI at fair value for this acquisition.